UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Market 2000+ HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

         DELAWARE                       333-37980                13-5674085
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
      incorporation)                                         Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                          (212) 449-1000 (Registrant's
                     telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.     Other Events


               As a result of the merger of Cingular Wireless LLC and AT&T Wireless Services, Inc. (NYSE:AWE), AT&T Wireless Services, Inc. is no longer a constituent of the Market 2000+ HOLDRS Trust. Holders of record as of November 2, 2004 were paid a distribution of $28.962 ($15 per AWE share multiplied by 1.9308 shares of AWE included in each round lot of Market 2000+ HOLDRS) on November 4, 2004 for each round lot of 100 Market 2000+ HOLDRS.

Item 9.01.     Financial Statements and Exhibits


               (c)  Exhibits

                    99.1 Market 2000+ HOLDRS Trust Prospectus dated October 25,
                         2004 updating the Prospectus dated July 11, 2003.

                    99.2 Market 2000+ HOLDRS Trust Prospectus Supplement dated
                         December 31, 2004 to Prospectus dated October 25, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED


Date:  January 31, 2005                      By: /s/ MITCHELL M. COX
                                                 ------------------------------
                                                 Name:  Mitchell M. Cox
                                                 Title: Attorney-in-Fact

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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Market 2000+ HOLDRS Trust Prospectus dated October 25, 2004 updating the
       Prospectus dated July 11, 2003.

(99.2) Market 2000+ HOLDRS Trust Prospectus Supplement dated December 31, 2004 to Prospectus dated October 25, 2004.


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